EXHIBIT 10.1

                        2003C AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

           This is a 2003C Amendment to Loan Documents (this "Amendment") dated as of December 23, 2003, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein (the "Agent Bank") (in its capacity as a Bank, "Bank One"); (ii) the BANKS as defined and identified on Schedule 1.1 hereto (each a "Bank" and collectively, the "Banks"); (iii) the CLASS B LENDERS as defined and identified on Schedule 3A.1 hereto (each a "Class B Lender" and collectively the "Class B Lenders"); (iv) GUGGENHEIM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company, as agent on behalf of the Class B Lenders (in such capacity, the "Class B Loan Agent"); (v) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (vi) the SUBSIDIARIES identified on Schedule 1.2 hereto (each a "Subsidiary" and collectively, the "Subsidiaries").


                                    RECITALS:
                                    ---------

           A. The Borrower and National Tobacco Company, L.P. ("NTCLP"), North Atlantic Operating Company ("NAOC"), National Tobacco Finance Corporation ("NTFC") entered into a Loan Agreement with the Agent Bank and certain of the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note").

           C. The Borrower executed and delivered to the Agent Bank a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           D. NTCLP, NAOC and NTFC executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower and NTCLP, NAOC and NTFC executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. The Borrower and NTCLP, NAOC and NTFC executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. NTCLP executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           H. NTCLP executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. NAOC executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           J. The Borrower, NTCLP, NAOC and NTFC and the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           K. The Borrower, NTCLP, NAOC and NTFC and the Agent Bank and the Banks entered into a 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the extension of the Class B Term Loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and NTCLP, NAOC and NTFC in the amount of $18,600,000 in the case of Republic Tobacco, L.P. v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The Class B Term Loans were extended to the Borrower on a subordinated basis, pursuant to a Subordination Agreement (the "Original Subordination Agreement") and other conditions set forth in the 2003A Amendment (the Original Loan Agreement, as amended by the 2002A Amendment and the 2003A Amendment, the "Loan Agreement").

           L. The Borrower and NTCLP, NAOC and NTFC entered into a 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") for the purpose of (i) increasing the Class B Term Loans by Twenty Three Million Dollars ($23,000,000), bringing the total amount of Class B Term Loans to Forty Two Million Dollars ($42,000,000), providing the Borrower with moneys to be used in the acquisition of Stoker, Inc., a Tennessee corporation ("Stoker"), RBJ Sales, Inc., a Tennessee corporation ("RBJ") and Fred Stoker & Sons, Inc., a Tennessee corporation ("Stoker & Sons") (NTCLP, NAOC, NTFC, Stoker, RBJ and Stoker & Sons, collectively, the "Subsidiaries"), pursuant to the terms of a

Stock Purchase Agreement dated as of November 17, 2003 (the "Stock Purchase Agreement") by and among the Borrower and the selling shareholders named therein, and for general corporate purposes and (ii) adding Stoker, RBJ and Stoker & Sons as parties to the Loan Agreement, the Original Guaranty, the Original Security Agreement, the Original Pledge Agreement, the Original Mortgage and related documents. The increased Class B Term Loans were extended to the Borrower on a subordinated basis, pursuant to a Subordination Agreement and other conditions set forth in the 2003B Amendment (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment, the "Loan Agreement"; the Original Guaranty, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment, the "Guaranty"; the Original Security Agreement, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment, the "Security Agreement"; the Original Pledge Agreement, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment, the "Pledge Agreement"; the Original Subordination Agreement, as amended and restated in connection with the 2003B Amendment, the "Subordination Agreement"; and the Original Mortgage, as amended by the 2002A Amendment, the 2003A Amendment, and the 2003B Amendment, the "Mortgage").

           M. The Borrower and the Subsidiaries wish to enter into this Amendment for the purpose of extending the Revolving Loan Commitment Termination Date by sixty (60) days. The Agent Bank, the Class B Loan Agent and the Banks (including the Class B Lenders) are agreeable to such changes, upon the terms and conditions set forth herein.

           NOW THEREFORE, the Borrower, the Subsidiaries, the Agent Bank, the Banks (including the Class B Lenders) and the Class B Loan Agent agree as follows:

           1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

           A. Definitions. The following definitions are hereby amended and restated in their entirety as follows:

                     1.87 "Revolving Credit Notes" means that certain Revolving Credit Note (or those certain Revolving Credit Notes) dated of even date with this Loan Agreement, made by the Borrower, payable to the order of Bank One, and in the face principal amount of Twenty Million Dollars ($20,000,000), the form of which is annexed to the 2003A Amendment to Loan Documents as Exhibit A-1, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time (including, but not limited to the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29, 2004), and each future Revolving Credit Notes, if any, made by the Borrower pursuant to the Revolving Credit Facility.

                     1.89 "Revolving Loan Commitment Termination Date" means the Revolving Loan Commitment Termination Date then in effect, which shall be the earliest of (i) February 29, 2004, (ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 9 of the Loan Agreement and (iii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Loan Agreement) and the Revolving Loan Commitments are reduced to zero and cancelled.

           B. Definition. The following new definition is hereby added to the Loan Agreement as follows:

           1.101A "2003C Amendment to Loan Documents" means the 2003C Amendment to Loan Documents dated as of December 23, 2003.

           C. Ratification. Except as specifically amended by the provisions hereinabove, the Loan Agreement remains in full force and effect. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its respective obligations under the Loan Agreement, as amended and modified hereby.

           2. AMENDMENT AND RATIFICATION OF GUARANTY. All references in the Guaranty to the "Revolving Credit Note" or the "Revolving Credit Notes" shall mean the Revolving Credit Note attached to the 2003A Amendment to Loan Documents as Exhibit A-1 in the principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced by the Borrower and the Agent Bank thereafter (including, but not limited to, the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29, 2004). Except as specifically amended by the provisions hereinabove, the Guaranty remains in full force and effect, guarantying payment of the Revolving Credit Note and the Class B Term Notes. Each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Guaranty, as amended and modified hereby.

           3. AMENDMENT AND RATIFICATION OF SECURITY AGREEMENT. All references in the Security Agreement to the "Revolving Credit Note" or the "Revolving Credit Notes" shall mean the Revolving Credit Note attached to the 2003A Amendment to Loan Documents as Exhibit A-1 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced by the Borrower and the Agent Bank thereafter (including, but not limited to, the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29, 2004). Except as specifically amended by the provisions hereinabove, the Security Agreement remains in full force and effect, securing payment of the Revolving Credit Note and the Class B Term Notes. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Security Agreement, as amended and modified hereby.

           4. AMENDMENT AND RATIFICATION OF PLEDGE AGREEMENT. All references in the Pledge Agreement to the "Obligations" which the Pledge Agreement secures shall be deemed to include (but not be limited to) the Revolving Credit Note attached to the 2003A Amendment to Loan Documents as Exhibit A-1 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced by the Borrower and the Agent Bank thereafter (including, but not limited to the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29,
2004). Except as specifically amended by the provisions hereinabove, the Pledge Agreement remains in full force and effect, securing payment of the Revolving Credit Note and the Class B Term Notes. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Pledge Agreement, as amended and modified hereby.

           5. AMENDMENT AND RATIFICATION OF MORTGAGE. All references in the Mortgage to the "obligations" which the Mortgage secures shall be deemed to include (but not be limited to) the Revolving Credit Note attached to the 2003A Amendment to Loan Documents as Exhibit A-1 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced by the Borrower and the Agent Bank thereafter (including, but not limited to the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29, 2004). Except as specifically amended by the provisions hereinabove, the Original Mortgage remains in full force and effect, securing payment of the Revolving Credit Note and the Class B Term Notes. NTCLP hereby reaffirms and ratifies all of its obligations under the Original Mortgage, as amended and modified hereby.

           6. AMENDMENT AND RATIFICATION OF ALL OTHER LOAN DOCUMENTS. All references in any other Loan Documents not already referenced above to the "Obligations" or "Notes" or "Revolving Credit Note" shall be deemed to include (but not be limited to) the Revolving Credit Note attached to the 2003A Amendment to Loan Documents as Exhibit A-1 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced by the Borrower and the Agent Bank thereafter (including, but not limited to the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29, 2004). Except as specifically amended by the provisions hereinabove, such other Loan Documents remain in full force and effect. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under all Loan Documents, as amended and modified hereby.

           7. AMENDMENT AND RATIFICATION OF SUBORDINATION AGREEMENT.

           All references in the Subordination Agreement to the "Obligations" which the Subordination Agreement secures shall be deemed to include (but not be limited to) the Revolving Credit Note attached to the 2003A Amendment to Loan Documents as Exhibit A-1 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced by the Borrower and the Agent Bank thereafter (including, but not limited to the amendment effected by the 2003C Amendment to Loan Documents which extended the maturity date of the Revolving Credit Note to February 29, 2004). Except as specifically amended by the provisions hereinabove, the Subordination Agreement remains in full force and effect. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Subordination Agreement, as amended and modified hereby.

           8. CONDITIONS PRECEDENT. The Agent Bank's obligations under this Agreement are expressly conditioned upon, and subject to the following:

            A. the execution and delivery by the Borrower and each Subsidiary of this Agreement;

            B. the delivery to the Agent Bank of a copy of the certificate of the Borrower's and each Subsidiary's corporate secretary certifying the resolutions of such entity's board of directors to the effect that execution, delivery and performance of this Agreement and subsequent amendments and extensions have been duly authorized and as to the incumbency of those authorized to execute and deliver this Agreement, subsequent amendments and all other documents to be executed in connection herewith and therewith;

            C. the representations and warranties of the Borrower and each Subsidiary shall be true and accurate in all respects; and

            D. the reimbursement of the Agent Bank for its reasonable and necessary out-of-pocket fees and expenses in connection with the document of this 2003C Amendment.

           9. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce the Agent Bank and the Banks to enter into this Agreement, the Borrower and each Subsidiary represents and warrants to Agent Bank as follows:

           A. The Borrower and each Subsidiary has full power, authority, and capacity to enter into this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Borrower and each Subsidiary, enforceable against it in accordance with its terms.

           B. Upon execution and delivery of this Agreement and after giving effect thereto, no Event of Default under any of the Loan Documents and any other documents, certificates or instruments under the Loan Agreement or any other of the Loan Documents shall exist which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

           C. The person executing this Agreement on behalf of the Borrower and each Subsidiary is duly authorized to do so.

           D. The representations and warranties made by the Borrower and each Subsidiary in any of the Loan Documents are hereby true and correct in all material respects as of the date hereof.

           E. Other than the Litigation, there are no pending or, to the knowledge of the Borrower threatened, any action, suit, proceeding or arbitration or, to the knowledge of the Borrower, any governmental investigation pending or threatened, against or affecting the Borrower or the Subsidiaries or any property of the Borrower or the Subsidiaries seeking damages in excess of $1,000,000 in the aggregate, which has not been disclosed by the Borrower pursuant to Section 6.9 of the Loan Agreement or which prior to

 (a) the making of the last preceding Revolving Credit Loan or (b) the issuing of the most recent Letter of Credit or the most recent extension of the stated maturity date of any Letter of Credit, prior to the execution of this Amendment, if determined adversely, would have a Material Adverse Effect. Further, there has occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of the Banks, could reasonably be expected to have a Material Adverse Effect on the financial condition of the Borrower and the Subsidiaries on a consolidated basis. No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the Loan Agreement or the making of the Revolving Credit Loans, the making of the Class B Term Loans, the issuing or extension of the respective stated expiration dates of the Letters of Credit under the Loan Agreement.

          10.        MISCELLANEOUS.

           A. Time shall be of the essence in the performance of the obligations of the Borrower and the Subsidiaries under this Agreement.

           B. To the extent that assignment is permitted under this Agreement, the provisions of this Agreement shall bind and benefit the Borrower and each Subsidiary and the Agent Bank and the Banks and their respective, successors and assigns, including each subsequent holder, if any, of the Revolving Credit Note.

           C. This Agreement, the other Loan Documents and the related writings and the respective rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the State of New York.

           D. Neither the Borrower nor any Subsidiary may assign their rights under this Agreement to any other party. This Agreement may be modified only in writing executed by the Agent Bank, the Banks and the Borrower and each Subsidiary.

           E. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability or any one or more of the other provisions hereof. The Borrower, each Subsidiary, the Banks and the Agent Bank agree that this Agreement shall be so interpreted as to give effect and validity to all the provisions hereof to the fullest extent permitted by law.

           F. The Borrower and each Subsidiary shall sign such financing statements or other documents or instruments as the Agent Bank may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the rights and security interests intended to be granted or created pursuant to this Agreement or the other Loan Documents.

           G. The headings used in this Agreement are included for ease of reference only and shall not be considered in the interpretation or construction of this Agreement.

           H. This Agreement may be signed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one of such counterparts.

IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each Subsidiary has caused this Loan Agreement to be duly executed as of the day and year first above written.

                                     BANK ONE, NA, as Agent Bank
                                     ("the Agent Bank")

                                     By:   /s/ Joseph Brenner
                                          --------------------------------------
                                          Joseph Brenner, Senior Vice President



                                     BANK ONE, NA
                                     as a Bank (a "Bank")

                                     By:   /s/ Joseph Brenner
                                          --------------------------------------
                                          Joseph Brenner, Senior Vice President

                                     GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                                     as Class B Loan Agent (the "Class B Loan
                                     Agent")

                                     By:   /s/ Todd R. Boehly
                                          --------------------------------------
                                          Todd R. Boehly, Managing Director


                                     UPPER COLUMBIA CAPITAL
                                     COMPANY, LLC, as a Class B Lender
                                     (a "Class B Lender")

                                     By:   /s/ Todd R. Boehly
                                          --------------------------------------
                                           Todd R. Boehly, Manager



                                     1888 FUND, LTD., as a Class B Lender
                                     (a "Class B Lender")

                                     By: Guggenheim Investment
                                         Management, LLC, as Collateral Manager


                                     By:   /s/ Todd R. Boehly
                                          --------------------------------------
                                          Todd R. Boehly, Managing Director




                                     HIGHLAND LOAN FUNDING V LTD.,
                                     as a Class B Lender
                                     (a "Class B Lender")


                                     By: Highland Capital Management, L.P.,
                                     as Collateral Manager

                                     By:   /s/ Mark Okada
                                          --------------------------------------
                                          Mark Okada, Executive Vice President

                                    MAGMA CDO, LTD., as a Class B Lender
                                    (a "Class B Lender")

                                    By: Guggenheim Investment
                                           Management, LLC, as Advisor

                                    By:   /s/ Todd R. Boehly
                                         ---------------------------------------
                                          Todd R. Boehly, Managing Director


                                    BINGHAM CDO L.P., as a Class B Lender
                                    (a "Class B Lender")

                                    By: Guggenheim Investment
                                           Management, LLC, as Advisor


                                    By:   /s/ Todd R. Boehly
                                         ---------------------------------------
                                          Todd R. Boehly, Managing Director



                                    RESTORATION FUNDING CLO, LTD.,
                                    as a Class B Lender
                                    (a "Class B Lender")


                                    By: Highland Capital Management, L.P.,
                                    as Collateral Manager

                                    By:   /s/ Mark S. Okada
                                         ---------------------------------------
                                         Mark Okada, Executive Vice President


                                    STELLAR FUNDING, LTD.,
                                    as a Class B Lender
                                    (a "Class B Lender")

                                    By: Guggenheim Investment
                                         Management, LLC, as Manager


                                    By:   /s/ Todd R. Boehly
                                         ---------------------------------------
                                         Todd R. Boehly, Managing Director

                                     NORTH ATLANTIC TRADING COMPANY, INC.,
                                     as the Borrower

                                     By: /s/ James W. Dobbins
                                        ----------------------------------------
                                         James W. Dobbins, Senior Vice President
                                         and General Counsel



                                     NATIONAL TOBACCO COMPANY, L.P.,
                                     as a Subsidiary

                                     By NATIONAL TOBACCO FINANCE
                                     CORPORATION as its general partner

                                     By: /s/ James W. Dobbins
                                       -----------------------------------------
                                       James W. Dobbins, Senior Vice President
                                        and General Counsel


                                     NORTH ATLANTIC OPERATING COMPANY , INC.
                                     as a Subsidiary

                                     By:  /s/ James W. Dobbins
                                        ----------------------------------------
                                        James W. Dobbins, Senior Vice President
                                        and General Counsel


                                     NATIONAL TOBACCO FINANCE CORPORATION
                                     as a Subsidiary

                                     By:  /s/ James W. Dobbins
                                        ----------------------------------------
                                         James W. Dobbins, Senior Vice President
                                         and General Counsel

                                   STOKER, INC.
                                   as a Subsidiary

                                   By:       /s/ James W. Dobbins
                                        ----------------------------------------
                                         James W. Dobbins, Senior Vice President
                                         and General Counsel



                                   RBJ SALES, INC.
                                   as a Subsidiary

                                   By:       /s/ James W. Dobbins
                                        ----------------------------------------
                                        James W. Dobbins, Senior Vice President
                                        and General Counsel



                                   FRED STOKER & SONS, INC.
                                   as a Subsidiary

                                   By:       /s/ James W. Dobbins
                                        ----------------------------------------
                                         James W. Dobbins, Senior Vice President
                                         and General Counsel

                                  SCHEDULE 1.1
                                 LIST OF "BANKS"

                             BANK ONE, NA ("Bank One")
                             416 West Jefferson Street
                             Louisville, Kentucky 40202
                             Attention: Mr. Joseph Brenner

                             UPPER COLUMBIA CAPITAL COMPANY, LLC
                             135 East 57th Street, 9th Floor
                             New York, New York  10022
                             Attention: Kaitlin Trinh

                             1888 FUND, LTD.
                             135 East 57th Street, 9th Floor
                             New York, New York  10022
                             Attention: Kaitlin Trinh

                             HIGHLAND LOAN FUNDING V LTD.
                             C/o Highland Capital Management, L.P.
                             1300 Two Galleria Tower
                             13455 Noel Road LB #45
                             Dallas, Texas 75420
                             Attention: Marl Okada

                             MAGMA CDO, LTD.
                             135 East 57th Street, 9th Floor
                             New York, New York  10022
                             Attention: Kaitlin Trinh

                             BINGHAM CDO L.P.
                             135 East 57th Street, 9th Floor
                             New York, New York  10022
                             Attention: Kaitlin Trinh

                             RESTORATION FUNDING CLO, LTD.
                             C/o Highland Capital Management, L.P.
                             1300 Two Galleria Tower
                             13455 Noel Road LB #45
                             Dallas, Texas 75420
                             Attention: Marl Okada

                             STELLAR FUNDING, LTD.
                             135 East 57th Street, 9th Floor
                             New York, New York  10022
                             Attention: Kaitlin Trinh

                                  SCHEDULE 1.2

                              LIST OF SUBSIDIARIES

                      NATIONAL TOBACCO COMPANY, L.P.
                      c/o North Atlantic Trading Company, Inc.
                      257 Park Avenue South - 7th Floor
                      New York, New York 10010-7304
                      Attention: President

                      NORTH ATLANTIC OPERATING COMPANY, INC.
                      c/o North Atlantic Trading Company, Inc.
                      257 Park Avenue South - 7th Floor
                      New York, New York 10010-7304
                      Attention: President

                      NATIONAL TOBACCO FINANCE CORP.
                      c/o North Atlantic Trading Company, Inc.
                      257 Park Avenue South - 7th Floor
                      New York, New York 10010-7304
                      Attention: President

                      STOKER, INC.
                      c/o North Atlantic Trading Company, Inc.
                      257 Park Avenue South - 7th Floor
                      New York, New York 10010-7304
                      Attention: President

                      RBJ SALES, INC.
                      c/o North Atlantic Trading Company, Inc.
                      257 Park Avenue South - 7th Floor
                      New York, New York 10010-7304
                      Attention: President

                      FRED STOKER & SONS, INC.
                      c/o North Atlantic Trading Company, Inc.
                      257 Park Avenue South - 7th Floor
                      New York, New York 10010-7304
                      Attention: President

                                  SCHEDULE 2.1

                   SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                    REVOLVING CREDIT FACILITY PRO RATA SHARES

           The maximum amount of the Revolving Credit Facility is $20,000,000.

                               Revolving                     Revolving
                               Credit Facility               Loan
Name of Bank                   Pro Rata Share                Commitment
------------                   --------------                ----------

Bank One, Kentucky, NA         100.00%                       $ 20,000,000.00

           Totals              100.00%                       $20,000,000.00

                                  SCHEDULE 3A.1
                         SCHEDULE OF CLASS B LENDERS AND
                        CLASS B TERM LOAN PRO RATA SHARES

Name and Address of                         Class B Term Loan        Principal
Class B Lenders                              Pro Rata Share           Amount
---------------                              --------------           ------

1888 Fund, Ltd.                                  13.09524%           $5,500,000
135 East 57th Street, 9th Floor
New York, New York  10022

Magma CDO Ltd.                                   13.09524%           $5,500,000
135 East 57th Street, 9th Floor
New York, New York  10022

Bingham CDO L.P.                                 11.90476%           $5,000,000
135 East 57th Street, 9th Floor
New York, New York  10022

Stellar Funding, Ltd.                             7.14286%           $3,000,000
135 East 57th Street, 9th Floor
New York, New York  10022

Upper Columbia Capital                           30.95238%           $13,000,000
Company, LLC
135 East 57th Street, 9th Floor
New York, New York  10022

Highland Loan Funding V Ltd.                     11.90476%           $5,000,000
C/o Highland Capital Management, L.P.
1300 Two Galleria Tower
13455 Noel Road LB #45
Dallas, Texas 75420

Restoration Funding CLO, Ltd.                    11.90476%           $5,000,000
C/o Highland Capital Management, L.P.
1300 Two Galleria Tower
13455 Noel Road LB #45
Dallas, Texas 75420

           Totals                               100.00000%        $42,000,000.00